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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2001


                         NETWORK COMPUTING DEVICES, INC.
             (Exact name of registrant as specified in its charter)

                         ------------------------------

===============================================================================================================
               Delaware                            0-20124                        77-0177255
   ----------------------------------   ----------------------------  ---------------------------------------
    (State or other jurisdiction of       (Commission File Number)       (IRS Employer Identification No.)
            incorporation)
=============================================================================================================

                            350 North Bernardo Avenue
                         Mountain View, California 94043
               (Address of principal executive offices) (Zip Code)
================================================================================

       Registrant's telephone number, including area code: (650) 694-0650



          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)      Previous Independent Accountants.

         (i) On January 8, 2001, we dismissed KPMG LLP as our independent accountants.

         (ii) The report of KPMG LLP on our consolidated financial statements for the year ended December 31, 1999 contained the following statement: "The Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except for the foregoing, the reports of KPMG LLP on our financial statements for each of the past two fiscal years contained no adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         (iii) The decision to change accountants was approved by our Board of Directors.

         (iv) In connection with the audits of the two fiscal years ended December 31, 1999 and during the subsequent period from January 1, 2000 through January 8, 2001, we had no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their opinion.

         (v) During the two most recent fiscal years and through January 8, 2001, there occurred no reportable events (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

         KPMG has furnished us with a letter addressed to the Commission. A copy of that letter is attached as Exhibit 16.1 to this Report.

(b)      New Independent Accountants.

         We engaged BDO Seidman, LLP as our new independent accountants as of January 8, 2001. We have not consulted with BDO Seidman prior to its engagement regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements or any matter that was either the subject of a disagreement or a reportable event (as such terms are defined in Item 304(a)(1) of Regulation S-K).

ITEM 7.  EXHIBITS

Exhibit No.            Description
-----------            -----------
16.1                   Letter regarding change in certifying accountants.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NETWORK COMPUTING DEVICES, INC.


Date:  January 12, 2001              By: /s/ Rudolph G. Morin
                                        --------------------------------
                                           Rudolph G. Morin
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------
16.1               Letter regarding change in certifying accountants.